UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 8, 2010
CANARGO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 1.03 Bankruptcy or Receivership
Item 2.01. Completion or Acquisition or Disposition of Assets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03 Material Modification to Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the intent, belief or current expectations of the Company and its management which are made with words such as “will,” “expect,” “believe,” and similar words. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements Such risks, uncertainties and other factors include, among other matters, the uncertainties inherent in oil and gas activities; the effects of the Company’s impaired financial condition; the effects of actions by third parties including creditors and government officials; fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q previously filed with the Securities and Exchange Commission; the effects of the Chapter 11 filing on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in the Chapter 11 case and the outcome of any such proceedings in general; the length of time the Company will operate under the Chapter 11 proceeding; the risks associated with third party motions in the Chapter 11 proceeding, which may interfere with the Company’s ability to consummate the plan of reorganization; the potential adverse effects of the Chapter 11 proceeding on the Company’s liquidity or results of operations; continued compliance with conditions for funding under the secured credit facility obtained to fund the Company while in the Chapter 11 proceeding; the ability to execute the Company’s business and restructuring plan; management of cash resources; restrictions imposed by, and as a result of, the Company’s substantial leverage; increased legal costs related to a bankruptcy case and other litigation and the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees.
The Company does not intend to review, revise, or update any particular forward-looking statements in light of future events.
Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
See Item 1.03 below regarding the creation of the Liquidating Trust.
Item 1.02. Termination of a Material Definitive Agreement.
See Item 1.03 below regarding the termination of the Debtor-in-Possession Credit Agreement.
Item 1.03 Bankruptcy or Receivership.
As previously disclosed in the Current Report on Form 8-K filed on October 28, 2009 by CanArgo Energy Corporation (the “Company”), on October 28, 2009 the Company filed a voluntary petition seeking relief under Chapter 11 (the “Chapter 11 Case”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Case is being administered under the caption In re CanArgo Energy Corporation, No. 09-16453. On December 23, 2009 the Bankruptcy Court entered an order approving the Company’s Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code in substantially the form of the Prepackaged Plan originally filed on October 28, 2009 (“Modified Plan”).
On January 8, 2010 the Modified Plan was declared effective (the “Effective Date”) and the Company ceased operations and transferred all of its operating assets to Blake Oil & Gas, a company with limited liability organized under the laws of the Bailiwick of Guernsey, British Isles (“Blake O & G”) and established a liquidating trust (“Liquidating Trust”) which will administer the Company’s continuing

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litigation against certain standby underwriters in the Company’s 2008 rights offering and distribute any net proceeds which may arise therefrom. The Debtor-in-Possession Financing provided by Persistency, a Cayman Islands Company (“Persistency”) has been terminated and all amounts outstanding thereunder have been converted into shares of convertible preferred stock issued by Blake O & G.
As soon as practicable after the Effective Date the Company will be dissolved and the stockholders of record on the Effective Date shall be entitled to receive trust interests as described in the Liquidating Trust agreement, certain creditors of the Company will receive ordinary shares or notes issued by Blake O & G, and Blake O & G will receive a preferred tranche of trust interest as described in the Liquidating Trust agreement. None of the securities issued by the Liquidating Trust or Blake O & G will be registered under the Securities Act of 1933, as amended, or the Securities Exchange of 1934, as amended. The Liquidating Trustee in respect of the Liquidating Trust is Walker Truesdell & Associates, Inc., 380 Lexington Avenue, Suite 1014, New York, NY 10168; Attn: Hobart Truesdell, Sharon Roth; Telecopy: 212-687-0994; Telephone: (212) 687-1811; Email: walkertruesdell@walkertruesdell.com
The trust interests will be issued in uncertificated form, evidenced by notations on the books and records of the Liquidating Trustee. Pursuant to the Liquidating Trust agreement, the trust interests may not be transferred, assigned, pledged or hypothecated by a beneficiary, except subject to the following requirements: (i) to brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants of such beneficiary; (ii) any trust or estate in which such beneficiary holds more than a 50% interest of the beneficial interests (excluding contingent interests); (iii) any corporation, partnership, or other organization in which such beneficiary is the beneficial owner of more than 50% of the equity securities (excluding directors’ qualifying shares) so long as the beneficiary and the transferee certify that there is no current intention of changing the direct and indirect ownership of the transferee; (iv) any person or entity that holds directly or indirectly more than 50% of the voting securities of such beneficiary; (v) upon a will or under the laws of descent and distribution; or (vi) upon consent by the Liquidating Trustee. The securities of Blake O & G are also subject to certain restrictions on transfer. This description of the securities to be issued in connection with the Modified Plan is qualified in its entirety by the terms of Modified Plan and the Liquidating Trust.
A copy of the Order declaring the Modified Plan effective, as well as copies of the Modified Plan and the Liquidating Trust Agreement may be obtained via the Bankruptcy Court’s Case Management/Electronic Case Filing system at http://ecf.mdb.uscourts.gov and in paper format at the following address: Bankruptcy Clerk’s Office, U.S. Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, NY 10004-1408 (telephone number: (212) 668-2870) and the foregoing is qualified in its entirety by the provisions of the Modified Plan and Liquidating Trust Agreement.
Section 2—Financial Information
Item 2.01. Completion or Acquisition or Disposition of Assets.
See Item 1.03 above.
Section 3—Securities and Trading Markets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As a result of the Modified Plan being declared effective on January 8, 2010, the Company’s common stock, par value $.10 per share, which had been trading in the pink sheets under the symbol “CANRQ”, has ceased trading. See Item 1.03 above.
Item 3.03 Material Modification to Rights of Security Holders.
See Item 1.03 above.

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Section 5—Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers.
With the Modified Plan being declared effective and the dissolution of the Company as contemplated therein all the Officers and Directors of the Company shall cease to hold office. See Item 1.03 above
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: January 13, 2010	By:	/s/ Vincent McDonnell
Vincent McDonnell,
President

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